Goldman Sachs Trust

Goldman Sachs Global Consumer Growth Fund

Goldman Sachs Global Financial Services Fund
Goldman Sachs Global Health Sciences Fund
Goldman Sachs Global Infrastructure and Resources Fund
Goldman Sachs Global Technology Fund
(the “Global Sector Funds”)

Class A, B and C Shares

Institutional Shares
Service Shares

Supplement dated September 12, 2002 to

Prospectuses dated March 1, 2002

Liquidation of Global Sector Funds

The Board of Trustees has determined that it is in the best interests of each of the Goldman Sachs Global Sector Funds and their shareholders that the Funds be liquidated and terminated on or about October 30, 2002 (the “Liquidation Date”).

In preparation for the Funds’ liquidation, on and after September 12, 2002, the Funds will not accept orders for the purchase of Fund shares or exchanges into the Funds from other Goldman Sachs Funds/ Portfolios.

Prior to the Liquidation Date, Fund shareholders may either (1) redeem (sell) their shares or (2) exchange their shares at net asset value without imposition of an initial sales charge or a contingent deferred sales charge for shares of the same class or an equivalent class of other Funds/ Portfolios of Goldman Sachs Trust. Any redemptions of Class A Shares, Class B Shares and Class C Shares by current Fund shareholders between September 12, 2002 and the Liquidation Date will not be subject to any applicable contingent deferred sales charge. Redemption and exchange orders should be submitted in the manner described in the applicable Prospectus under “Shareholder Guide.”

If no action is taken by a Global Sector Fund shareholder prior to the Liquidation Date, the particular Fund in which he or she is invested will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the shareholder’s interest in the net assets of the Fund.

For federal income tax purposes (and for most state and local income tax purposes), a shareholder will recognize a gain or loss on a redemption (sale) or exchange of Fund shares, or the receipt of a liquidating distribution, based on the difference between the amount of cash and the fair market value of any shares received by the shareholder and the shareholder’s tax basis in the Fund shares. Shareholders who own Fund shares in individual retirement accounts (or other tax-qualified accounts) will generally not be taxed on any such transactions if the proceeds are not distributed out of the account. In the event of such a distribution, however, the recipient may be subject to a 10% tax penalty in addition to income tax on the amount of the distribution. Shareholders should consult their personal tax advisers concerning their particular tax situations and the impact thereon of the liquidation of the Funds.

GLSECSTCK 9-02